SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 29, 2003

GREENWICH CAPITAL ACCEPTANCE, INC. (as Depositor under the Pooling and Servicing Agreement, dated as of August 1, 2003, providing for the issuance of HarborView Mortgage Loan Trust 2003-2, Mortgage Loan Pass-Through Certificates, Series 2003-2)

         Greenwich Capital Acceptance, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-104153	06-1199884
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 625-2700

                                 No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-99463) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit  5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.

By: ___/s/ Shakti Radkakishun__________

       Name:  Shakti Radhakishun

       Title:    Vice President

Dated:  August 29, 2003

EXHIBIT INDEX

Exhibit No.

Description

Page No.

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit  5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

Exhibits 5.1, 8.1 and 23.1

August 28, 2003

To Each of the Parties Listed on Schedule A

Re:

HarborView Mortgage Loan Trust 2003-2

Mortgage Loan Pass-Through Certificates, Series 2003-2

Ladies and Gentlemen:

We have acted as counsel to Greenwich Capital Financial Products, Inc. (“GCFP” or the “Seller”) and Greenwich Capital Acceptance, Inc. (the “Depositor”), each a Delaware corporation, in connection with the sale and purchase of certain hybrid and adjustable rate, first lien residential mortgage loans (the “Mortgage Loans”) pursuant to a mortgage loan purchase agreement, dated as of August 1, 2003 (the “Loan Purchase Agreement”), between GCFP, as seller, and the Depositor, as purchaser, and the concurrent sale of the Mortgage Loans by the Depositor to HarborView Mortgage Loan Trust 2003-2 (the “Trust”).  The Mortgage Loans will be serviced by GMAC Mortgage Corporation, HSBC Mortgage Corporation (USA), Countrywide Home Loans, Inc., First Republic Bank, Lydian Private Bank and Boston Safe Deposit and Trust Company/Mellon Bank (each, a “Servicer”) pursuant to certain servicing agreements between each Servicer and GCFP (each as reconstituted as of the date hereof for, in respect of the Mortgage Loans, the benefit of the Trustee and the Certificate holders, the “Servicing Agreements”).

The Trust will be established pursuant to a pooling and servicing agreement, dated as of August 1, 2003 (the “Pooling and Servicing Agreement”), among the Seller, the Depositor, Wells Fargo Bank Minnesota, National Association, as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”), and Deutsche Bank National Trust Company, as trustee (the “Trustee”) and as custodian.  In exchange for the Mortgage Loans, the Trust will issue to the Depositor the HarborView Mortgage Loan Trust 2003-2 Mortgage Loan Pass-Through Certificates, Series 2003-2, Class 1-A, Class 1-X, Class 2-A-1, Class 2-A-2, Class 2-X , Class 3-A, Class A-R, Class P, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (collectively, the “Certificates”).

The Depositor will sell the Class 1-A, Class 1-X, Class 2-A-1, Class 2-A-2, Class 2-X, Class 3-A, Class A-R, Class B-1, Class B-2 and Class B-3 Certificates (collectively, the “Offered Certificates”) to Greenwich Capital Markets, Inc. (“RBS GC” or the “Underwriter”) pursuant to an underwriting agreement dated August 25, 2003 (the “Underwriting Agreement”).  The Depositor will sell the Class B-4, Class B-5 and Class B-6 Certificates (collectively, the “Private Certificates”) to RBS GC (in such capacity, the “Initial Purchaser”) pursuant to a purchase agreement, dated August 25, 2003 (the “Certificate Purchase Agreement”).  Also issued under the Pooling and Servicing Agreement is the Class P Certificate.

The Certificates and the Class P Certificate will represent the entire undivided beneficial ownership interest in the assets of the Trust, which will include, among other things, the Mortgage Loans and any Accounts held by, on behalf of or for the benefit of, the Master Servicer.  Terms not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

The Depositor has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3, Registration No. 333-99463, for the registration of the Offered Certificates under the Securities Act of 1933, as amended (the “1933 Act”).  Such registration statement as amended and including the Incorporated Documents (as defined below) is hereinafter called the “Registration Statement.”  In connection with the issuance and sale of the Offered Certificates, the Depositor has prepared a prospectus supplement dated August 25, 2003 (the “Prospectus Supplement”).  The Prospectus Supplement and related prospectus dated June 23, 2003 (the “Base Prospectus”), each in the form prepared for use by the Underwriter in confirming sales of the Offered Certificates, other than any Incorporated Documents, are hereinafter called, collectively, the “Prospectus.”  As used herein, the term “Incorporated Documents,” when used with respect to the Registration Statement or the Prospectus as of any date, means the documents incorporated or deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be, as of such date pursuant to Item 12 of Form S-3.

In connection with the issuance and sale of the Private Certificates, the Depositor has prepared a private placement memorandum, dated August 25, 2003 (the “Memorandum”).

As counsel to the Seller and the Depositor, we have examined and relied upon originals or copies, certified or otherwise identified to our satisfaction, of such instruments, certificates, records and other documents, and have made such examination of law, as we have deemed necessary or appropriate for the purpose of this opinion.  In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission or which we obtained from the Commission’s Electronic Data Gathering, Analysis and Retrieval System or other sites on the internet, and the authenticity of the originals of such latter documents.  As to facts relevant to the opinions expressed herein and the other statements made herein, we have relied without independent investigation upon certificates and oral or written statements and representations of public officials, and of officers and other representatives of the Depositor, the Seller and others, and we have assumed as true the representations and warranties of each of the Seller, the Underwriter, the Depositor, the Trustee, the Securities Administrator and the Master Servicer as set forth in the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreement and in various officer’s certificates delivered in connection therewith.

Based upon the foregoing, we are of the opinion that:

(i)

The Registration Statement has become effective under the Securities Act of 1933, as amended (the “Act”) and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn and no proceedings for that purpose have been instituted or threatened and not terminated; and the Registration Statement and the Prospectus, as of their respective effective or issue dates (in each case other than the documents incorporated therein by reference (including, without limitation, the “Investor Materials” (as defined in the Underwriting Agreement) filed by the Depositor with the Commission on Form 8-K) and the numerical, financial and statistical information contained therein, as to which we express no opinion), complied as to form in all material respects with the applicable requirements of the Act and the rules and regulations thereunder;

(ii)

To the best of our knowledge, there are no material contracts, indentures or other documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto;

(iii)

Each of the Loan Purchase Agreement, the Pooling and Servicing Agreement, the Underwriting Agreement, the Certificate Purchase Agreement (such agreements, collectively, the “Primary Agreements”) and each Servicing Agreement has been duly authorized, executed and delivered by the Seller and the Depositor, as applicable;

(iv)

Each of the Loan Purchase Agreement, the Pooling and Servicing Agreement and each Servicing Agreement constitutes the legal, valid and binding agreement of the Seller and the Depositor, as applicable, enforceable against the Seller and the Depositor in accordance with its respective terms;

(v)

The statements in the Base Prospectus under the headings “MATERIAL FEDERAL INCOME TAX CONSEQUENCES” and “ERISA CONSIDERATIONS,” the statements in the Prospectus Supplement under the headings “SUMMARY OF TERMS—Material Federal Income Tax Consequences,” “—ERISA Considerations,” “MATERIAL FEDERAL INCOME TAX CONSEQUENCES,” “ERISA CONSIDERATIONS” and “LEGAL INVESTMENT CONSIDERATIONS” and the statements in the Memorandum under the headings “CERTAIN FEDERAL INCOME TAX CONSIDERATIONS,” “ERISA CONSIDERATIONS” and “LEGAL INVESTMENT,” to the extent that they constitute matters of federal law or legal conclusions with respect thereto, have been reviewed by us and are correct in all material respects with respect to those consequences or aspects that are discussed;

(vi)

The Class B-4, Class B-5 and Class B-6 Certificates and the Pooling and Servicing Agreement conform in all material respects to the descriptions thereof contained in the Memorandum;

(vii)

The direction by the Depositor to execute, authenticate and deliver the Certificates has been duly authorized by the Depositor and the Certificates, when executed and authenticated in the manner contemplated in the Pooling and Servicing Agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement;

(viii)

The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and neither the Trust nor the Depositor is required to be registered under the Investment Company Act of 1940, as amended;

(ix)

Assuming the accuracy of the representations and warranties in the Certificate Purchase Agreement and compliance with the terms and provisions of the Pooling and Servicing Agreement and the Certificate Purchase Agreement, the offer, sale and delivery of the Class B-4, Class B-5 and Class B-6 Certificates to the Initial Purchaser in the manner and under the circumstances described in the Certificate Purchase Agreement and the Pooling and Servicing Agreement are exempt from the registration requirements under the Securities Act of 1933, as amended; and

(x)

Assuming compliance with the Primary Agreements and the Servicing Agreements for federal income tax purposes, the REMIC created under the Pooling and Servicing Agreement will qualify as a REMIC within the meaning of the Code.

In acting as counsel to the Seller and the Depositor in connection with the transactions described in the three paragraphs above, we have participated in conferences with officers and other representatives of the Depositor and the Seller and the independent public accountants for the Depositor and the Seller, at which conferences the contents of the Registration Statement, the Prospectus, the Memorandum and related matters were discussed.  Although we are not passing upon or assuming responsibility for the accuracy, completeness or fairness of the statements included or incorporated by reference in the Registration Statement, the Prospectus, the Memorandum or the Incorporated Documents and have made no independent check or verification thereof, nothing has come to our attention which has led us to believe that the Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or the Memorandum, as of its date or on the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact required or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except in each case that we express no belief and make no statement with respect to (a) financial statements, schedules, tables and other financial or statistical data included or incorporated by reference in or omitted from the Registration Statement, the Prospectus or the Incorporated Documents, or (b) the information in the Prospectus Supplement under the headings “THE MORTGAGE LOANS,” “THE SELLER AND THE ORIGINATORS,” “THE MASTER SERVICER” and “THE SERVICERS.”

The foregoing opinions and other statements are subject to the following qualifications, exceptions, assumptions and limitations:

A.

Members of our firm are admitted to the bar of the State of New York and the foregoing opinion is limited to matters arising under the federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware.  We express no opinion as to the laws, rules or regulations of any other jurisdiction or, in the case of Delaware, any other Delaware laws, rules or regulations, or as to the municipal laws or the laws, rules or regulations of any local agencies or governmental authorities of or within the State of New York, or in each case as to any matters arising thereunder or relating thereto.

B.

Whenever a statement or opinion herein is qualified by “to the best of our knowledge,” “known to us” or a similar phrase, it is intended to indicate that those attorneys in this firm who have rendered substantive legal services in connection with the transactions contemplated by the Underwriting Agreement and the Certificate Purchase Agreement do not have actual conscious awareness of the inaccuracy of such statement or opinion.  However, we have not undertaken any independent investigation or inquiry to determine the accuracy of any such statement or opinion.

C.

In rendering our opinion set forth in subparagraph (i) above with respect to the effectiveness of the Registration Statement and the absence of stop orders or proceedings, we have relied solely upon the oral advice of the staff of the Commission.

D.

With respect to any instrument or agreement (each, an “Agreement”) executed or to be executed by any party (each, a “Party”), we have assumed, to the extent relevant to the opinions set forth herein, that (i) such Party (if not a natural person) has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization and, except in the case of the Depositor, has full right, power and authority to execute, deliver and perform its obligations under each Agreement to which it is a party, and (ii) each Agreement has been duly authorized (if applicable), executed and delivered by, and, except in the case of the Depositor, is a valid, binding and enforceable agreement or obligation, as the case may be, of such Party.

E.

We express no opinion as to any provision of any instrument, agreement or other document (i) regarding severability of the provisions thereof, (ii) providing that the assertion or employment of any right or remedy shall not prevent the concurrent assertion or employment of any other right or remedy, or that every right and remedy shall be cumulative and in addition to every other right and remedy, or that any delay or omission to exercise any right or remedy shall not impair any right or remedy or constitute a waiver thereof, (iii) regarding waiver of usury, stay, extension or similar laws, (iv) regarding specific performance or the grant of any power of attorney, or (v) requiring a party to take further action or to enter into further agreements or instruments or to provide further assurances.

F.

Our opinions set forth in subparagraphs (iv) and (vii) above are subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief.

This letter is solely for your benefit in connection with the transactions described in the first two paragraphs above and may not be quoted or relied upon by, nor may copies be delivered to, any other person, nor may this letter be relied upon by you for any other purpose, without our prior written consent.

Very truly yours,

/s/ McKEE NELSON LLP

SCHEDULE A

Greenwich Capital Markets, Inc.

600 Steamboat Road

Greenwich, Connecticut 06830

Greenwich Capital Acceptance, Inc.

600 Steamboat Road

Greenwich, Connecticut 06830

Greenwich Capital Financial Products, Inc.

600 Steamboat Road

Greenwich, Connecticut 06830

Deutsche Bank National Trust Company

1761 East St. Andrew Place

Santa Ana, California 92705